UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2019
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Effective as of March 15, 2019, the Executive Committee of the Board of Directors (the “Board”) of Dell Technologies Inc. (the “Company”), which acts as the compensation committee of the Board, approved a long-term incentive sub-program (the “Equity LTI Plan”) under the Dell Technologies Inc. 2013 Stock Incentive Plan. The Equity LTI Plan provides for the grant from time to time of time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PRSUs”) that settle in shares of the Company’s Class C common stock to eligible officers and employees of the Company, including the Company’s named executive officers.

Under the Equity LTI Plan, for awards made in the Company’s fiscal year ending January 31, 2020 (“fiscal 2020”):

•	RSUs generally will vest in equal annual installments over the period specified for each award by the Board or a committee of the Board; and

•
PRSUs will vest (1) in accordance with the achievement of applicable performance measures relating to the Company’s operating income, the Company’s revenue and relative total stockholder return and (2) over the performance periods and service periods established for each award by the Board or a committee of the Board.

Awards made under the Equity LTI Plan for fiscal 2020 to named executive officers and other members of the Company’s senior management will be composed of an allocation of PRSUs in the amount of 50% or more of the aggregate award, with the balance of the award consisting of RSUs. Awards made to other employees of the Company under the Equity LTI Plan for fiscal 2020 generally will be composed of RSUs.

Also effective as of March 15, 2019, the Executive Committee approved the adoption of new forms of award agreement for RSUs and PRSUs under the Dell Technologies Inc. 2013 Stock Incentive Plan, which are filed as Exhibit 10.1 and Exhibit 10.2 to this current report and incorporated by reference in this Item 5.02(e).

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

The following documents are herewith filed as exhibits to this report:

Exhibit Number	Description
10.1	Form of Restricted Stock Unit Agreement under the Dell Technologies Inc. 2013 Stock Incentive Plan.
10.2	Form of Performance-Based Restricted Stock Unit Agreement under the Dell Technologies Inc. 2013 Stock Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2019	Dell Technologies Inc.
	By:	/s/ Janet M. Bawcom
Janet M. Bawcom Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

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